ARRIS Announces Acquisition of BigBand Networks Building Leadership in Video Networking October 11, 2011 Exhibit 99.2

Safe Harbor
October 11, 2011 2 ARRIS Acquires BigBand Networks Conference Call
This presentation contains forward looking statements. These statements include, among others, accelerating time to market, increasing opportunities for ARRIS, plans to optimize
BigBand Networks’ performance, the transaction being neutral to accretive by mid-2012 and offering upside potential thereafter, being optimistic about the acquisition, the acquisition offering new opportunities to expand the customer base, generate broader opportunities, continued innovation, and the time frame during which the acquisition is expected to close.
Statements regarding future events are based on the parties’ current expectations. The statements in this press release and presentation that use such words as “believe,” “expect,”
“intend,” “anticipate,” “contemplate,” “estimate,” or “plan,” or similar expressions are also forward looking-statements.  Actual results may differ materially from those contained in any forward-looking statement.  Specific factors that could cause material differences include, among other things, shareholder approval of the acquisition, regulatory approval of the acquisition, the potential impact on the business of BigBand Networks due to uncertainty about the acquisition, the retention of employees of BigBand Networks, the ability of ARRIS to successfully integrate BigBand Networks’ opportunities, technology, personnel and operations, and the customer demand for our products. The above listing of factors is representative and is not intended as an all-encompassing list of factors.  For additional factors please see our respective Form 10-Qs for the quarter ended June 30, 2011.  We disclaim any obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information
The planned tender offer referred to in these materials has not yet commenced. This description is not an offer to buy or the solicitation of an offer to sell any securities. At the time the planned tender offer is commenced, the Company will file a Tender Offer Statement on
Schedule TO with the Securities and Exchange Commission (“SEC”), and BigBand Networks
will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer.  The Tender Offer Statement (including an offer to purchase, a related letter of transmittal and other tender offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully before making any decision to tender securities in the planned tender offer.  All of those materials (and all other tender offer documents filed with the SEC) will be made available at no charge on the SEC’s website,
www.sec.gov.  In addition, the Tender Offer Statement on Schedule TO and related offering materials may be obtained for free (when they become available) from the Company.
October 11, 2011 3 ARRIS Acquires BigBand Networks Conference Call

Transaction Summary…
$2.24 in Cash per BigBand share or ~$172 million
~$53 million net of cash on hand
Tender Offer
Unanimous BigBand Board Recommendation
Voting Agreement with two largest BigBand
shareholders (~32% ownership)
Majority shareholder acceptance in tender offer period
Customary Regulatory Approval
Late 2011
Neutral/Accretive (non-GAAP) by mid-2012
Estimated $18M transaction and transition costs
~$20M in cash tax benefit from NOLs over time
Offer Price:
Form:
Support Agreements:
Closing Conditions:
Target Closing:
Key Metrics:
4 ARRIS Acquires BigBand Networks Conference Call October 11, 2011
1. BigBand cash on hand estimated to be  $119 M
1

Leverageable Product and Market Position

- Leader in Broadcast Video services
- Inventor of delivery of Switched Digital Video services
- Key supplier to both cable and telco service providers

Roadmap Synergies and Time-to-Market

- Market expansion with combination of ARRIS E6000™ Converged Edge Router and BigBand MSP Video Processing and QAM platform; will lead to increased share of CCAP opportunity
- Introduction and deployment of high density Media Services Platform underway with lead customers
- Unique IPTV Ad Splicing technology in deployment at AT&T; applicable to adjacent markets

Intellectual Property and Video DNA

- Rich patent portfolio, 70+ granted or in process
- Carrier class Video Networking R&D team with deep roots in developing industry first technologies and products

Customer and Segment Diversification

- Key supplier to Verizon FIOS TV and AT&T Advanced Advertising
- Increasing technology and product synergies as cable operators migrate networks from MPEG to IP

Convergence Enabled.

Strategic Rationale… October 11, 2011 5 ARRIS Acquires BigBand Networks Conference Call

Acquisition Builds on ARRIS Strategy…
Maintain a strong capital structure, mindful of our 2013 debt maturity, share repurchase opportunities and other capital needs including M&A
Grow our current businesses into a more complete portfolio including a strong video product suite.
Continue to invest in the evolution toward
enabling true network convergence onto an all IP platform  (Convergence
Enabled.)
Continue to expand our product/service portfolio through
internal
developments, partnerships and acquisitions
Expand our international business and begin to consider opportunities in markets other than cable
Continue to invest in and evolve the ARRIS talent pool to implement the above…
6
Convergence Enabled.   A World Where Broadband Communication and
Entertainment Services can be Consumed Anywhere, Anytime
October 11, 2011 ARRIS Acquires BigBand Networks Conference Call

ARRIS

-

-

Comcast | Time Warner Cable | Cablevision | Vidéotron | Verizon | at&t | Cox Communications | Charter Communications | Bright House Networks | Mediacom | RCN | Cable One | upc | Kabel BW | BGCTV | 中广视讯 | 南京广电网络

Convergence Enabled.

BigBand Company Overview
- Innovator and Market Leader
Founded in 1998
- Headquarters: Redwood City, CA
- Research & Development: Tel Aviv, Israel;
Shenzhen, China; Westborough, MA
Leader in Digital Video Networking
- Advanced Advertising
• AT&T Local Advertising
• 1 Billion+ transactions /year
- Switched Digital Video (SDV)
• 39 million homes passed
• Cox Expansion Q2 2011
- Universal EdgeQAMs
• 900K channels shipped
• Beijing Gehua VoD launch Q2 2011
- Broadcast Video
• 5000 chassis deployed
• Verizon FiOS TV
North America: Top 2 Telcos, 9 of top 10 Cable Operators
200+ global customers, 50+ million subscribers
North America: Top 2 Telcos, 9 of top 10 Cable Operators
200+ global customers, 50+ million subscribers
October 11, 2011

Leveraging Video Processing Experience

Convergence Enabled.

Broadcast
Video
Broadband
Media Router
(BMR)
Broadcast Video
+ Zoned
Advertising
BigBand Networks Product Strategy:
Transition from Broadcast to Personal Video
Broadcast 1:1 Personalization
Personal
Video
Broadcast
Video
Switched
Digital
Video
Switched Video
(Multicast)
Converged Video
Exchange
(CVEx™)
SDV/vIP
Universal Edge
QAM (BEQ™)
MSP
QAM
High
Performance
IPTV
Addressable
Ads/Personal
Services
1:1 Personalized
Video (Unicast)
Media
Services
Platform
(MSP)
ARRIS Acquires BigBand Networks Conference Call 8 October 11, 2011

ARRIS and BigBand…
Early CCAP Readiness and Market Share
Demand for ultra-dense EdgeQAM platforms is beginning now
- BigBand MSP deployable now
-
Graceful migration to full IP when used in combination with the E6000™
Support a wider variety of network architecture and deployment options
Opportunity to include innovative video processing capabilities on the same platform
Downstream Upstream
CCAP - Integrated
Data
Voice
IP Video
Upstream
CCAP - Modular
Data
Voice
IP Video
MPEG Video
MSP2800 BEQ D5 MSP1200
40+ chan / port 8 chan / port
E6000™
9 October 11, 2011 ARRIS Acquires BigBand Networks Conference Call
E6000™

ARRIS + BigBand
Improved Market Position
Edge Access • Accelerate Modular CCAP time to market
• Leverage MSP and BEQ footprint for future E6000 sales
• Increases current EdgeQAM market share
Video Processing • Multiplexing, Rate Shaping, Bandwidth Clamping, and Video
Grooming
• Promote BMR footprint expansion with MSP
• MSP video processing capabilities complementary to ARRIS VIPr transcoding product line
Advertising • Expand Telco IP Video Targeted Ad Insertion and Broadcast
Video to additional markets
• Exploit synergies with ARRIS Ad Insertion offering
SDV • Expand base of BigBand’s market leading CVEx SDV Solutions
• SDV Growth creates demand for EdgeQAM (MSP, BEQ, D5)
10 ARRIS Acquires BigBand Networks Conference Call October 11, 2011

ARRIS

1. Focus on Operational Efficiencies Neutral/Accretive (non-GAAP) by mid-2012

- Optimize cost structure consistent with current sales levels
- Synergies from reduced public company costs, sales force optimization, infrastructure savings, etc.
- Engineering and R&D program alignment

2. Focus on Customers

- Bolster and expand core customer relationships
- Increase MSP revenues through ARRIS sales relationships
- Provide world class post-sale and technical services
- Grow telco and international businesses

3. Focus on Strategic Leadership

- Lead the migration from MPEG/DVB to IP Video
- Accelerate delivery of CCAP related functionality
- Extend ARRIS leadership in targeted advertising

Convergence Enabled.

Operating Plan… Ready to Implement at Closing October 11, 2011 11 ARRIS Acquires BigBand Networks Conference Call

Targeting $7M of quarterly OPEX reductions by Q3 2012

- Primarily realized in Q1 2012
- Excludes equity compensation

~$18M of one time costs for transaction and transition

- Will be excluded in non-GAAP reporting

Purchase accounting impacts will be adjusted for in non-GAAP reporting

- Deferred revenue (estimated $10M of margin impact over time, significant portion in first two quarters)
- Intangible amortization, inventory fair value adjustments, etc.

Anticipate ~$20M of cash benefit of NOLs over time

- No impact to future tax rates as they are treated as an asset in purchase accounting

Convergence Enabled.

Financial Metrics Going Forward… 12 October 11, 2011 ARRIS Acquires BigBand Networks Conference Call

Improved Financial Profile

- Increased Revenue Scale
- Addition of High Gross Margin Products
- Accretive non-GAAP EPS 2H 2012

Portfolio Diversification

Customer Diversification

Innovative Workforce with Impressive Patent Portfolio

Convergence Enabled.

Benefits of Transaction to ARRIS… October 11, 2011 13 ARRIS Acquires BigBand Networks Conference Call

THANK YOU ARRIS Acquires BigBand Networks Conference Call 14 October 11, 2011

Questions and Answers ARRIS Acquires BigBand Networks Conference Call 15 October 11, 2011